Second Quarter 2007 Investor Presentation Exhibit 99.1

Forward-looking Statements and Associated Risk Factors

Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," "seek," "strive," "try," or future or conditional verbs such as "will," "would," "should," "could," "may," or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.

There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in our forward-looking statements. These factors include, but are not limited to: general economic conditions and trends, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets or the banking industry; changes in interest rates, which may affect our net income, prepayment penalties and other future cash flows, or the market value of our assets; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services in the markets we serve; changes in the financial or operating performance of our customers' businesses; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in the quality or composition of our loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; changes in our customer base; potential exposure to unknown or contingent liabilities of companies targeted for acquisition; our ability to retain key members of management; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; any interruption in customer service due to circumstances beyond our control; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, or of matters resulting from regulatory exams, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in legislation, regulation, and policies, including, but not limited to, those pertaining to banking, securities, tax, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; changes in accounting principles, policies, practices, or guidelines; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; the ability to keep pace with, and implement on a timely basis, technological changes; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting our operations, pricing, and services.

In addition, the following factors, among others, could cause the actual results of the acquisition of PennFed Financial Services, Inc., the recently completed acquisition of 11 branches and certain assets and liabilities from Doral Bank, FSB, the pending acquisition of Synergy Financial Group, Inc. ("Synergy"), and the expected benefits of the respective transactions to the combined company and our shareholders to differ materially from the expectations stated in this filing: the ability of the Company and Synergy to consummate the transaction; a materially adverse change in the financial condition or results of operations of the Company or Synergy; the ability of the Company and Synergy to obtain the necessary regulatory approvals and, in the case of Synergy, the necessary shareholder approval; the ability of the Company to successfully integrate the assets, liabilities, customers, systems, and any personnel it has acquired, or may acquire, into its operations pursuant to the transactions; and the ability to realize the related revenue synergies and cost savings within the expected time frames. Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.

It also should be noted that the Company routinely evaluates opportunities to expand through acquisition and frequently conducts due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place in the future, and acquisitions involving cash, debt, or equity securities may occur.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

2

Other Required Legal Disclosures
This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities.  New York Community Bancorp, Inc. has filed a registration statement containing a proxy statement/prospectus, and other relevant documents concerning the proposed transaction, with the U.S. Securities and Exchange
Commission (the “SEC”).  WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT CONTAINING THE PROXY STATEMENT/PROSPECTUS, AND ANY
OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.
Investors will be able to obtain these documents free of charge at the SEC’s web site (www.sec.gov). In addition, documents filed with the SEC by New York Community
Bancorp, Inc. are available free of charge from the Investor Relations Department, NewYork Community Bancorp, Inc., 615 Merrick Avenue, Westbury,
New York 11590.

With assets of approximately $31.0 billion:
(a)(b)
-
We operate the 5th largest thrift in the nation and the largest in New York State.
(c)
With a portfolio of approximately $13.6 billion:
(b)(d)
-
We are the leading producer of multi-family loans for portfolio in New York City.
(c)
With deposits of approximately $14.7 billion, we operate:
(b)(e)
-
the 3rd largest thrift depository in our market
(c)
; and
-
the 14th largest commercial bank depository in our market.
(c)
With our acquisition of PennFed Financial Services, Inc. on April 2, 2007 and our
pending acquisition of Synergy Financial Group, Inc., we operate:
-
the 2nd largest thrift depository in Essex County
(c)
;
-
the 4th largest thrift depository in Union County
(c)
; and
-
the 5th largest thrift depository in the six NJ counties we serve, combined.
(c)
We are a leading financial institution in the competitive New York metropolitan region.
Note:  Please see footnotes on page 30 of this presentation.

5 2nd Quarter 2007 Performance Highlights

Our 2Q 2007 performance was highlighted by improved
operating metrics.
(a) Please see page 31 for a reconciliation of our GAAP and operating earnings.
(b) Please see page 33 for a reconciliation of our GAAP and operating efficiency ratios.
(c) Please see page 35 for a reconciliation of our GAAP and non-GAAP capital measures.
Operating Earnings Growth:
-
Our operating EPS rose $0.01on a linked-quarter basis.
(a)
Margin Expansion:
-
Our net interest margin rose 12 basis points linked-quarter and 15 basis points year-
over-year.
Higher Average Yield on Loans:
-
At 6.44%, our average yield on loans was up 30 basis points linked-quarter and 59 basis points year-over-year.
Solid Asset Quality:
-
Charge-offs totaled $67,000, representing 0.0003% of average loans.
-
Non-performing assets represented 0.05% of total assets at 6/30/07.
Strong Operating Efficiency:
-
Our operating efficiency ratio was 40.48%.
(b)
Tangible Capital Strength:
-
At 6/30/07, tangible stockholders’ equity equaled 5.80% of tangible assets excluding after-tax net unrealized losses on securities and an after-tax loss on the other-than-temporary impairment of securities; including these items, the ratio was 5.57%.
(c)

Our net interest margin has reflected improvement in a
challenging yield curve environment.
3.89
4.65
4.28
2.32%
$13,691
5.96
6.14%
1Q 2007
3.83
4.57
4.22
2.27%
$8,746
5.86
6.08%
4Q 2006
3.56
4.07
4.14
2.29%
$5,305
5.62
5.85%
2Q 2006
3.45
3.72
4.13
2.28%
$10,149
5.56
5.81%
1Q 2006
63.0% $22,320 $5,320 Prepayment penalties
5 bp 4.33 4.18 Average cost of borrowed funds
1 bp 3.90 3.74 Average cost of funds
(5) bp 4.60 4.34 Average cost of CDs
12 bp 2.44% 2.24% Net interest margin
14 bp 6.10 5.74
Average yield on interest-earning
assets
30 bp 6.44% 5.94% Average yield on loans
2Q 2007
Linked-quarter
Increase
(Decrease) 2Q 2007 3Q 2006
(dollars in thousands)

Both of our bank subsidiaries are well capitalized institutions:
The strength of our capital position has enabled us to pay a strong dividend.
6/30/07
11.21% 7.73% Leverage capital ratio
Commercial Bank Community Bank
Our tangible capital measures grew year-over-year:
5.80* 5.69
Tangible equity / tangible assets excluding after-
tax net unrealized losses on securities
(a)
5.57% 5.41% Tangible equity / tangible assets
(a)
$1.5 $1.4 Tangible stockholders’ equity
(a)
6/30/07 6/30/06
(dollars in billions)
Our quarterly cash dividend has increased 90-fold since we initiated payments in 3Q 1994 and currently provides a yield of approximately 6.0%.
(a) Please see page 35 for a reconciliation of our GAAP and non-GAAP capital measures.
* Also excludes the after-tax loss on the other-than-temporary impairment of securities recorded in 2Q 2007.

In the second and third quarters of 2007, we took a series of actions, each one providing specific benefits.
Reduced cost of funds Redeemed Haven Trust I & Roslyn Trust I 4/2/07
Expands franchise in central NJ; increases deposits; provides opportunity to reposition the balance sheet
Announced acquisition of Synergy Financial
Group, Inc.
5/13/07
Expanded Commercial Bank franchise in NYC; increased
deposits; provided quality loans
Acquired 11 branches in NYC and certain
assets and liabilities from Doral Bank, FSB
7/26/07
Provided cash flows to invest in higher-yielding assets
Sold $1.1 billion of mortgage-related
securities
7/07
Offset 2Q 2007 impairment loss Sold Atlantic Bank headquarters 7/16/07
Reduced cost of funds
Increased interest-earning asset yields
Provided cash flows to invest in higher-yielding assets
Expanded the Community Bank franchise; increased deposits;
provided opportunity to reposition the balance sheet
Benefit
Prepaid $330.2 million of wholesale
borrowings with an average yield of 5.35%
6/07
Purchased $671.2 million of securities with an
average yield of 6.24%
4/07 & 6/07
Sold $1.4 billion of 1-4 family & home equity
loans in whole or securitized form
4/07-6/07
Acquired PennFed Financial Services, Inc. 4/2/07
Action Date

10 Our Business Model

We have a consistent business model that is focused on
building value while building the Company.
(a) The proposed acquisition is pending approval of SYNF’s shareholders and certain regulatory agencies.
(b) Please see page 33 for a reconciliation of our GAAP and operating efficiency ratios.
The growth of our business through accretive mergers and acquisitions:
-
Completed
•
November 30, 2000: Haven Bancorp, Inc. (HAVN)
•
July 31, 2001: Richmond County Financial Corp. (RCBK)
•
October 31, 2003: Roslyn Bancorp, Inc. (RSLN)
•
December 30, 2005: Long Island Financial Corp. (LICB)
•
April 28, 2006: Atlantic Bank of New York (ABNY)
•
April 2, 2007: PennFed Financial Services, Inc. (PFSB)
•
July 26, 2007: NYC branch network of Doral Bank, FSB (Doral)
-
Announced
•
May 13, 2007: Synergy Financial Group, Inc. (SYNF)
(a)
The origination of multi-family loans:
-
$19.4 billion of multi-family loans originated since January 2000, including $1.0 billion in
1H 2007
The maintenance of strong credit standards, resulting in a record of solid asset quality:
-
Charge-offs of $135,000 in 1H 2007 – all on acquired assets
-
Non-performing assets represented 0.05% of total assets at 6/30/07
The efficient operation of our Company and our branch network:
-
Operating efficiency ratio of 40.60% in 1H 2007
(b)
The post-merger repositioning of our balance sheet

Our balance sheet reflects the benefits of our growth-through-
acquisition strategy and the organic growth of our loan portfolio.
5.80% *
5.57%
1.5
13.8
6.9
29.6
18.9
$13.5
198
w/ PFSB
6/30/07
5.66%
5.47%
1.4
12.6
6.7
28.5
19.7
$14.5
166
w/ ABNY
12/31/06
5.19% 3.97% 3.65% 4.12% 7.19% Tangible equity / tangible assets (a)
1.3 0.9 0.3 0.2 0.1 Tangible stockholders’ equity (a)
31.0 26.3 23.4 9.2 4.7 1.9 Total assets
5.41% 4.13% 3.60% 4.11% 7.19%
Tangible equity / tangible assets
excluding after-tax net unrealized
losses on securities (a)
14.7 12.1 10.3 5.5 3.3 1.0 Total deposits
7.3 6.9 6.0 3.0 1.4 0.4 Core deposits
19.9 17.0 10.5 5.4 3.6 1.6 Total loans
$13.6 $12.9 $  7.4 $3.3 $1.9 $1.3 Multi-family loans
218 152 139 120 86 14 Number of branches
Pro Forma
w/ Doral &
SYNF (b)(c)(d)
6/30/07
w/ LICB
12/31/05
w/ RSLN
12/31/03
w/ RCBK
12/31/01
w/ HAVN
12/31/00 12/31/99
(dollars in billions)
Note:  Please see footnotes on page 30 of this presentation.
* This ratio also excludes the after-tax loss on the other-than-temporary impairment of securities recorded in 2Q 2007.

Each of our acquisitions has contributed to the achievement of several key goals.
PFSB
Provides opportunities for profitable post-merger
balance sheet repositioning
ABNY
Provides cost-effective deposits to fund loan growth
Extends our geographic footprint within the Metro
New York region
Strengthens our deposit market share in existing
markets
Immediately accretive to GAAP and cash earnings
SYNF LICB RSLN RCBK HAVN

Our business model calls for the cash flows from the sale of acquired assets to be converted into securities and then into loans.
(dollars in millions)
$1,611
$3,636
$5,405
$5,489
$10,499
$10,919
$13,396
$17,029
$19,653
$18,918
$197
$526
$2,578
$4,652
$9,500
$12,119
$7,081
$5,637
$5,692
$4,926
45.7% 41.2%
% of Total Assets:
3/31/04 12/31/04 12/31/05
29.5% 55.7% 21.4% 64.8% 17.3% 69.0%
12/31/06 12/31/00 12/31/01 12/31/02 12/31/03 12/31/99
Loans
Securities
10.4% 84.3% 11.2% 77.2% 28.0% 58.7% 41.1% 48.5% 40.5% 44.8%
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
w/ LICB
19.2% 63.9%
6/30/07
w/ PFSB

Since repositioning our balance sheet in June 2004, we have
completed four acquisitions and announced one other.
(a)
55 Savings Institution Branches
3,750 Savings Institution Assets
3,340 Commercial Bank Assets
$7,090 Total Assets Acquired
2,647 Savings Institution Deposits
84 Total Branches Acquired
$4,870 Total Deposits Acquired
29 Commercial Bank Branches
9.6% Weighted Average Total Deposit Premium
2,223 Commercial Bank Deposits
(dollars in millions)
(a) Completed acquisitions:  LICB, ABNY, PFSB, Doral branches; announced acquisition:  SYNF

The transaction-driven expansion of our franchise has enabled us to compete very effectively against New York’s money center banks.
NASSAU COUNTY, NY
100.00 $49,220,400 Total for Institutions in Market
2.25 1,109,590 Signature Bank 10
4.07 2,001,685 HSBC Holdings plc 9
4.69 2,306,740 Commerce Bancorp Inc. 8
5.18 2,551,880 Bank of America Corp. 7
7.30 3,592,143 Washington Mutual Inc. 6
10.04 4,942,587 Astoria Financial Corp. 5
11.20 5,512,324 New York Community 4
12.64 6,220,195 Citigroup Inc. 3
13.16 6,479,473 Capital One Financial Corp. 2
16.56% $  8,148,830 JPMorgan Chase & Co. 1
Market
Share Deposits Institution Rank
QUEENS COUNTY, NY (a)
100.00 $37,959,231 Total for Institutions in Market
2.32 881,257 Flushing Financial Corp. 10
2.56 970,644 Sovereign Bancorp Inc. 9
2.81 1,064,945 Washington Mutual Inc. 8
3.89 1,476,714 Ridgewood Savings Bank 7
7.07 2,685,273 HSBC Holdings plc 6
8.08 3,065,367 New York Community 5
8.32 3,157,905 Astoria Financial Corp. 4
12.44 4,722,978 Capital One Financial Corp. 3
13.53 5,135,605 Citigroup Inc. 2
18.97% $  7,199,592 JPMorgan Chase & Co. 1
Market
Share Deposits Institution Rank
(dollars in thousands)
Source:  SNL DataSource
(a)   Includes deposits acquired from Doral on 7/26/07.
RICHMOND COUNTY, NY
100.00 $8,496,029 Total for Institutions in Market
1.71 145,351 Capital One Financial Corp. 10
2.41 204,733 VSB Bancorp Inc. 9
3.02 256,278 HSBC Holdings plc 8
4.00 339,897 Commerce Bancorp Inc. 7
7.11 603,776 Washington Mutual Inc. 6
8.91 757,151 NSB Holding Corp. 5
11.87 1,008,144 Citigroup Inc. 4
12.21 1,037,444 JPMorgan Chase & Co. 3
17.99 1,528,359 New York Community 2
29.33% $2,491,607 Sovereign Bancorp Inc. 1
Market
Share Deposits Institution Rank
SUFFOLK COUNTY, NY
100.00 $33,793,788 Total for Institutions in Market
2.66 900,089 Commerce Bancorp Inc. 10
3.50 1,183,588 Suffolk Bancorp 9
4.48 1,512,730 Bank of America Corp. 8
4.59 1,550,614 New York Community 7
4.93 1,666,075 HSBC Holdings plc 6
7.24 2,445,807 Citigroup Inc. 5
7.82 2,642,889 Washington Mutual Inc. 4
9.08 3,069,546 Astoria Financial Corp. 3
19.16 6,473,902 JPMorgan Chase & Co. 2
26.03% $  8,795,547 Capital One Financial Corp. 1
Market
Share Deposits Institution Rank
ESSEX COUNTY, NJ
100.00 $15,835,652 Total for Institutions in Market
4.47 708,081 Investors Bancorp Inc. 10
4.48 709,304 Commerce Bancorp Inc. 9
6.11 966,905 Hudson City Bancorp Inc. 8
6.11 967,395 New York Community 7
6.54 1,035,703 JPMorgan Chase & Co. 6
7.54 1,194,135 Bank of America Corp. 5
8.14 1,289,226 Valley National Bancorp 4
8.67 1,372,355 PNC Financial Services 3
10.53 1,667,929 Sovereign Bancorp Inc. 2
17.41% $  2,756,217 Wachovia Corp. 1
Market
Share Deposits Institution Rank

Our acquisition of SYNF will provide us with an established franchise with 20 branches, and solid measures of asset quality and capital.
(a)
(a) Excludes branch scheduled to open in 3Q 2007.
(b) Data at or for the quarter ended 6/30/07.
$599 million Deposits
$736 million Loans
$932 million Assets
Balance Sheet Highlights:
(b)
$259 million Core deposits
0.03 Net charge-offs / average loans
Capital Measures:
(b)
Asset Quality Measures:
(b)
10.65% Tangible equity / tangible assets
13.27 Total risk-based capital ratio
0.78 Allowance for loan losses / total loans
0.02% Non-performing assets / total assets

Westchester
Manhattan
Bronx
Suffolk
Essex
Hudson
Queens
Nassau
Union
Kings
Middlesex
Richmond
New York
Monmouth
New Jersey
Ocean

Upon completion of the SYNF acquisition, we will have 165
locations in New York and 53 in New Jersey.
NYB
SYNF
New York Commercial Bank
46 In-store branches
110 Traditional branches
New York Community Bank
159 Subtotal
3 Customer convenience centers
38 Traditional branches
The NYCB Franchise
197 Total locations

(dollars in thousands)
Source:  SNL DataSource
MIDDLESEX COUNTY, NJ
0.72 126,172 New York Community 21
100.00 $17,588,833 Total for Institutions in Market
0.85 149,201 Synergy Financial Group 18
1.57 275,373 PRO FORMA 13
1.89 331,959 Magyar Bancorp Inc. 10
2.14 375,708 Bessemer Group Inc. 9
2.54 446,480 Washington Mutual Inc. 8
6.87 1,208,072 Sovereign Bancorp Inc. 7
7.08 1,246,048 Commerce Bancorp Inc. 6
8.05 1,415,180 Provident Financial Svcs 5
9.17 1,613,260 Amboy Bancorporation 4
10.63 1,869,718 Bank of America Corp. 3
15.47 2,720,525 PNC Financial Services 2
16.80% $  2,955,615 Wachovia Corp. 1
Market
Share Deposits Institution Rank
UNION COUNTY, NJ
100.00 $14,845,834 Total for Institutions in Market
0.84 123,999 New York Community 19
2.90 430,638 Synergy Financial Group 10
2.92 433,791 JPMorgan Chase & Co. 9
3.74 554,637 PRO FORMA 9
4.22 626,892 Center Bancorp Inc. 8
5.06 751,028 PNC Financial Services 7
5.70 845,616 Investors Bancorp Inc. 6
5.73 850,871 Union County Savings 5
6.17 915,445 Sovereign Bancorp Inc. 4
6.72 998,032 Commerce Bancorp Inc. 3
9.60 1,425,080 Bank of America Corp. 2
31.82% $  4,723,323 Wachovia Corp. 1
Market
Share Deposits Institution Rank
MONMOUTH COUNTY, NJ
100.00 $13,957,635 Total for Institutions in Market
0.56 78,176 Synergy Financial Group 24
0.95 132,685 New York Community 20
1.51 210,861 PRO FORMA 16
2.63 367,065 Capital One Financial 10
2.70 376,830 Provident Financial Svcs 9
2.81 392,686 Central Jersey Bancorp 8
5.67 791,716 Hudson City Bancorp Inc. 7
6.65 927,945 Investors Bancorp Inc. 6
8.35 1,165,465 PNC Financial Services 5
9.69 1,351,873 Commerce Bancorp Inc. 4
10.56 1,474,342 Bank of America Corp. 3
13.48 1,881,780 Sovereign Bancorp Inc. 2
17.42% $  2,431,876 Wachovia Corp. 1
Market
Share Deposits Institution Rank
The SYNF transaction will strengthen our market share in
central New Jersey.

$658
$1,874
$2,408
$1,949
$4,362
$3,752
$5,247
$5,945
$6,881
$7,465
$378
$1,212
$2,588
$2,842
$5,247
$5,911
$6,012
$5,551
$5,699
$5,991
$720
$739
$846
$1,123
$1,189
$1,282
$465
$455
$171
$40
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 6/30/07 Pro Forma
$3,257 $5,450 $5,256 $1,076 Total Deposits: $10,329 $10,402 $12,105 $12,619
Total deposits:  41.8% CAGR
Core deposits:  46.4% CAGR
Demand deposits:  58.8% CAGR
CDs
NOW, MMAs, and Savings
Demand deposits
(in millions)
Deposits
Each of our merger transactions has contributed to deposit
growth.
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
w/ LICB
$13,769
w/ PFSB
(a) Includes deposits of approximately $370 million acquired on 7/26/07 from Doral.
(b) Includes deposits of approximately $599 million expected to be acquired in connection with our pending acquisition of SYNF.
(c) Reflects data at 6/30/07.
Pro Forma
w/ Doral &
SYNF (a)(b)(c)
$14,738

$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$14,529
$13,539
$13,609
$1,690
$2,150
$995
$3,131
$3,557
$4,175
$5,124
$5,379
$6,245
$263
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 6/30/07 Pro Forma
(in millions)
Multi-family Loans Outstanding
All Other Loans Outstanding
(a) Includes loans of approximately $200 million (including multi-family loans of approximately $18 million) acquired from Doral.
(b) Includes loans of approximately $736 million (including multi-family loans of approximately $52 million) expected to be acquired in connection with our pending acquisition of SYNF.
(c) Reflects data at 6/30/07.
$5,405 $5,489 $10,499
Loans Outstanding
Multi-family loans:  36.1% CAGR
Total loans:  39.8% CAGR
$13,396 $17,029 $3,636 $1,611 $19,653
While acquisitions have contributed to the growth of our loan portfolio, the bulk of our loan growth has been organic.
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
w/ LICB
Total Loans:
$18,918
$1,150 $2,560 $4,330 $6,041 $6,332 $616 $677 $4,971 Total Originations:
Pro Forma
w/ Doral &
SYNF (a)(b)(c)
w/ PFSB
$19,854
$2,203

Portfolio statistics at 6/30/07:
-
% of total loans = 71.6%
-
Average principal balance = $3.4 million
-
Average loan-to-value ratio = 63.2%
-
Expected weighted average life = 3.2 years
Term:
-
Years 1-5:  Fixed at 150 bp above the 5-year CMT
-
Years 6-10:  Annually adjustable rate 250 bp
above prime, or fixed rate 275 bp above the 5-
year CMT plus 1 point
Prepayment penalties: Range from 5 points to 1
point in years 1 thru 5; recorded as interest income
Quality:  No losses in our niche for more than 25
years
Multi-family Loan Portfolio
(in millions)
Notwithstanding the Y-T-D shrinkage of our portfolio, multi-
family loans have grown at a CAGR of 36.0% since 12/31/99.
$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$14,529
$13,539
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 6/30/07

Our multi-family lending niche is profitable, efficient, and resilient.
Niche:  Primarily rent-controlled and -stabilized buildings in NYC
Borrowers: Long-term property owners with a history of building cash flows, often on buildings that have been in their families for multiple generations
Term:   Years 1 – 5:   Fixed at 150 bp above the 5-year CMT
Years 6 – 10: Annually adjustable rate 250 bp above prime, or fixed rate 275 bp above the 5-year CMT plus 1 point
Prepayment Range from 5 points to 1 point in years 1 through 5; recorded penalties: as interest income
Efficiency: Less costly to originate and service than one-to-four family loans
Quality: No losses in our niche for more than 25 years

We have maintained a record of solid asset quality.
(a) SNL DataSource
U.S. Thrifts
(a)
NYB
Non-performing Assets / Total Assets
0.78%
0.49%
0.60%
0.62%
0.52%
0.44%
0.43%
0.47%
0.62%
0.17%
0.19% 0.19%
0.15% 0.15%
0.12%
0.11%
0.08%
0.05%
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 6/30/07

The quality of our assets reflects our strong credit and
underwriting standards.
Conservative loan-to-value (“LTV”) ratios
Minimum debt coverage ratio:  120%
All loans approved by the Mortgage and Real Estate Committee or the
Credit Committee (a majority of the Board of Directors)
Director and executive officer inspect all properties over $3 million
Board of Directors approves all loans over $10 million
All properties appraised by independent appraisers
All independent appraisals reviewed by in-house appraisal officers
Multi-family and commercial real estate loans based on the lower of
economic or market value
Construction loans disbursed upon receipt of signed contract of sale

We continue to rank among the most efficient bank holding
companies in the nation.
(a) SNL DataSource
(b) Operating efficiency ratio.  Please see pages 32 and 33 for reconciliations of our GAAP and operating efficiency ratios.
Efficiency Ratio
U.S. Thrifts
(a)
NYB
(b)
62.44% 62.54%
63.07%
62.40%
64.53%
66.03%
64.81%
67.45%
75.34%
31.16%
30.20%
30.50%
25.32%
23.59%
21.46%
28.86%
37.59%
40.60%
1999 2000 2001 2002 2003 2004 2005 2006 1H 2007

Our efficiency has been driven by our approach to lending,
product development, and branch expansion.
Multi-family and commercial real estate lending are both broker-driven, without cost to the Company.
One-to-four family loans are originated on a pass-through basis and sold shortly after closing, servicing-released, generating income for the Company.
Products and services are frequently developed by third-party providers and the sale of these products generates additional revenues.
46 of our branches are located in-store.
Franchise expansion has largely stemmed from mergers and acquisitions.

We are committed to building value while building our Company.

Our Goals

- Demonstrate our capacity to execute accretive merger transactions while enhancing the value of our franchise
- Utilize the cash flows from the sale of securities and 1-4 family loans to originate higher-yielding assets and/or reduce our higher-cost funding sources
- Enhance our asset mix by originating C&I loans to small and mid-size businesses in our market, while maintaining our focus on the production of multi-family, construction, and commercial real estate loans
- Maintain the quality of our assets by adhering to our traditional credit standards
- Expand and diversify our deposit mix
- Continue to improve our net interest margin
- Increase our revenues through the cross-sale of products and services
- Maintain a strong level of efficiency
- Grow our operating earnings
- Improve customer service
- Maintain the strength of our tangible capital measures
- Maintain our dividend

28

Log onto our web site:  www.myNYCB.com
E-mail requests to:  ir@myNYCB.com
Call Investor Relations at:  (516) 683-4420
Write to: New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
8/9/2007
For More Information

Footnotes

(a) Includes assets of approximately $485 million that were acquired on 7/26/07 in our branch transaction with Doral Bank, FSB (“Doral”) and assets of approximately $932 million that are expected to be acquired in our pending acquisition of Synergy Financial Group, Inc. (“SYNF”).
(b) Reflects data at 6/30/07.
(c) SNL DataSource
(d) Includes approximately $18 million of multi-family loans that were acquired on 7/26/07 in our branch transaction with Doral and approximately $52 million expected to be acquired in our pending acquisition of SYNF.
(e) Includes deposits of approximately $370 million that were acquired on 7/26/07 in our branch transaction with Doral and approximately $599 million expected to be acquired in our pending acquisition of SYNF.

(a) Please see pages 34 and 35 for reconciliations of our GAAP and non-GAAP capital measures.
(b) We acquired assets of approximately $485 million, total loans of approximately $200 million, multi-family loans of approximately $18 million, deposits of approximately $370 million, and core deposits of approximately $126 million in connection with our acquisition of 11 branches from Doral on 7/26/07.
(c) Reflects data at 6/30/07.
(d) We expect to acquire assets of approximately $932 million, total loans of approximately $736 million, multi-family loans of approximately
$52 million, deposits of approximately $599 million, and core deposits of approximately $259 million in connection with our pending acquisition of SYNF.

Reconciliation of GAAP and Non-GAAP Measures
The following table presents a reconciliation of the Company’s GAAP and operating earnings for the three months ended June 30 and March 31, 2007.
For the Three Months Ended
$0.22 $ 0.12 Diluted GAAP Earnings per Share
Adjustments to diluted GAAP earnings per share:
-- (0.02) Net securities gains
-- 0.12 Loss on other-than-temporary impairment of securities
-- -- Loss on debt redemption
-- 0.01 Prepayment of borrowings
$0.22 $ 0.23 Diluted operating earnings per share
-- (9,195) Net securities gains
-- 56,958 Loss on other-than-temporary impairment of securities
$64,819
--
--
--
$64,819
March 31,
2007
$ 71,820
(16,955)
3,190
1,848
$ 35,974
June 30,
2007
Adjustments to GAAP earnings:
Operating earnings
Prepayment of borrowings
Income tax effect on adjustments
Loss on debt redemption
GAAP Earnings
(in thousands, except per share data)

Reconciliation of GAAP and Non-GAAP Measures
The following table presents reconciliations of the Company’s GAAP and operating efficiency ratios for the years ended December 31, 1999, 2000,
2001, 2003, 2004, 2005, and 2006. For the year ended December 31, 2002, the Company’s GAAP and operating efficiency ratios were the same.
-- -- (24,800) -- (22,800) -- (20,423) -- -- -- (36,588) -- (5,744) -- Merger-related charge
(735) -- -- -- -- -- -- -- -- -- -- -- (3,072) -- Retirement charge
-- -- -- -- -- -- -- -- -- -- -- -- 6,071 -- swaps
Loss on mark-to-market of interest rate
-- -- -- -- -- -- -- -- -- -- -- -- 1,859 -- Loss on debt redemption
For the Years Ended December 31,
1999 2000 2001 2003 2004 2005 2006
-- -- -- -- -- -- -- -- 157,215 -- -- -- -- -- Balance sheet repositioning charge
37.59%
$247,546
--
$256,362
$658,486
--
--
$650,556
Operating
39.41%
$256,362
--
$256,362
$650,556
--
--
$650,556
GAAP
Adjustment:
Adjustments:
38.04%
$112,757
--
$112,757
$296,431
--
--
$296,431
GAAP
30.50%
$  89,957
--
$112,757
$294,931
(1,500)
--
$296,431
Operating
30.20%
$  24,530
--
$  49,330
$  81,226
(13,500)
--
$  94,726
Operating
52.08%
$49,330
--
$49,330
$94,726
--
--
$94,726
GAAP
21.46%
$193,632
--
$193,632
$902,464
--
8,209
$737,040
Operating
31.16% 29.95% 23.59% 25.32% 26.27% 28.86% 34.14% Efficiency ratio
$22,255 $21,390 $148,950 $169,373 $193,632 $200,033 $236,621 Adjusted operating expenses
1,600 -- -- -- -- -- -- Curtailment gain
$21,390 $21,390 $169,373 $169,373 $193,632 $236,621 $236,621 Operating expenses
$71,426 $71,426 $631,349 $668,962 $737,040 $693,068 $693,068 non-interest income
-- -- (37,613) -- -- -- -- Gain on sale of branches
Adjusted total net interest income and
-- -- -- -- -- -- -- impairment
Loss on other-than-temporary
$71,426 $71,426  $668,962 $668,962 $737,040 $693,068 $693,068
Total net interest income and
non-interest income
Operating GAAP Operating GAAP GAAP Operating GAAP (dollars in thousands)

Reconciliation of GAAP and Non-GAAP Measures
The following table presents a reconciliation of the Company’s GAAP and operating efficiency ratios for the three and six months ended June 30, 2007.
For the Six Months Ended
June 30, 2007
For the Three Months Ended
June 30, 2007
40.48%
$75,595
$186,764
(9,195)
1,848
56,958
$137,153
Operating
55.12%
$75,595
$137,153
--
--
--
$137,153
GAAP
$144,940 $144,940 Operating expenses
56,958 -- Loss on other-than-temporary impairment of securities
1,848 -- Loss on debt redemption
Adjustments:
40.60% 47.15% Efficiency ratio
$357,033 $307,422 Adjusted total net interest income and non-interest income
(9,195) -- Net securities gains
$307,422 $307,422 Total net interest income and non-interest income
Operating GAAP
(dollars in thousands)

Reconciliation of GAAP and Non-GAAP Capital Measures
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 1999, 2000, 2001, 2002, 2003,
2004, 2005, and 2006:
December 31,
1999 2000 2001 2002 2003 2004 2005 2006 (dollars in thousands)
-- -- (57,500) (51,500) (98,993) (87,553) (86,533) (106,381) Core deposit intangibles
7.19% 4.11% 3.60% 5.78% 4.13% 5.39% 5.41% 5.66%
Adjusted tangible stockholders’ equity to adjusted
tangible assets
$1,906,835 $4,591,895 $8,526,767 $10,602,222 $21,458,631 $22,039,532 $24,272,340 $26,280,006 Adjusted tangible assets
-- (820) (3,715) (34,852) 34,640 40,697 55,857 52,125
Add back:  Net unrealized losses (gains)
on securities
$1,906,835 $4,592,715 $8,530,482 $10,637,074 $21,423,991 $21,998,835 $24,216,483 $26,227,881 Tangible assets
$137,141 $188,520 $307,266 $612,642 $885,951 $1,188,120 $1,313,512 $1,487,473 Adjusted tangible stockholders’ equity
-- (820) (3,715) (34,852) 34,640 40,697 55,857 52,125
Add back:  Net unrealized losses (gains)
on securities
$137,141 $189,340 $310,981 $647,494 $851,311 $1,147,423 $1,257,655 $1,435,348 Tangible stockholders’ equity
7.19% 4.12% 3.65% 6.09% 3.97% 5.22% 5.19% 5.47% Tangible stockholders’ equity to tangible assets
7.19% 6.53% 10.68% 11.70% 12.24% 13.26% 12.65% 12.95% Stockholders’ equity to total assets
$1,906,835 $4,592,715 $8,530,482 $10,637,074 $21,423,991 $21,998,835 $24,216,483 $26,227,881 Tangible assets
-- (118,070) (614,653) (624,518) (1,918,353) (1,951,438) (1,980,689) (2,148,108) Less: Goodwill
$1,906,835 $4,710,785 $9,202,635 $11,313,092 $23,441,337 $24,037,826 $26,283,705 $28,482,370 Total assets
$137,141 $  189,340 $  310,981 $   647,494 $     851,311 $  1,147,423 $  1,257,655 $  1,435,348 Tangible stockholders’ equity
-- -- (57,500) (51,500) (98,993) (87,553) (86,533) (106,381) Core deposit intangibles
-- (118,070) (614,653) (624,518) (1,918,353) (1,951,438) (1,980,689) (2,148,108) Less: Goodwill
$137,141 $  307,410 $  983,134 $1,323,512 $  2,868,657 $  3,186,414 $  3,324,877 $  3,689,837 Total stockholders’ equity

Reconciliation of GAAP and Non-GAAP Capital Measures
The following table presents a reconciliation of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at June 30, 2006 and 2007:
-- 38,668 Add back:  Loss on other-than-temporary impairment of securities
-- 38,668 Add back:  Loss on other-than-temporary impairment of securities
For the Six Months Ended
5.80%
$27,241,429
25,872
$27,176,889
$1,579,150
25,872
$1,514,610
5.57%
13.37%
$27,176,889
(116,157)
(2,330,704)
$29,623,750
$  1,514,610
(116,157)
(2,330,704)
$  3,961,471
June 30, 2007 June 30, 2006 (dollars in thousands)
(116,478) Core deposit intangibles
5.69% Adjusted tangible stockholders’ equity to adjusted tangible assets
$26,541,141 Adjusted tangible assets
78,619 Net unrealized losses on securities
$26,462,522 Tangible assets
$1,509,487 Adjusted tangible stockholders’ equity
78,619 Net unrealized losses on securities
$1,430,868 Tangible stockholders’ equity
5.41% Tangible stockholders’ equity to tangible assets
12.87% Stockholders’ equity to total assets
$26,462,522 Tangible assets
(2,149,824) Less: Goodwill
$28,728,824 Total assets
$  1,430,868 Tangible stockholders’ equity
(116,478) Core deposit intangibles
(2,149,824) Less: Goodwill
$  3,697,170 Total stockholders’ equity